                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):    June 7, 2002
                                                    -----------------

                      Prosperity Partners, Inc.
                      -------------------------
        (Exact name of registrant as specified in its charter)

                               Delaware
                               --------
            (State or other jurisdiction of incorporation)

              0-32577                          23-3078137
              -------                          ----------
       (Commission File Number)     (IRS Employer Identification No.)

                           13155 Noel Road
                             Suite # 800
                           Dallas, TX 75240
        ------------------------------------------------------------
        (Address of principal executive offices)         (Zip Code)

                            972-934-5581
                         --------------------
         Registrant's telephone number, including area code:

1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
-----------------------------------------------------------------------
             (Former name, address and telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     (a) On June 7, 2002, Apex Restaurant Partners, Inc. acquired
5,000,000 common shares of Prosperity Partners, Inc. (the
"Registrant") from Dotcom Internet Ventures Ltd. in a private purchase transaction.  As the controlling stockholder of Apex
Restaurant Partners, Inc., John J. Todd became the "control person"
of the Registrant as that term is defined in the Securities Act of
1933, as amended.  Simultaneously with this transaction, the Board of Directors of Prosperity Partners, Inc. nominated John J. Todd to the Board of Directors and all former officers and directors resigned.  John J. Todd was then named President, Secretary and
Treasurer of Prosperity Partners, Inc.

     Prior to the sale, the Registrant had 5,000,000 shares of
common stock outstanding.

     Copy of the Stock Purchase Agreement reflecting the sale of the
5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

     (b) The following table sets forth, as of June 7, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the
Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                Amount and
                                                Nature of
                  Name and Address of           Beneficial    Percent of
Title of Class    Beneficial Owner (1)          Ownership     Class (2)
--------------    --------------------------    ---------     ----------
Common Stock      John J. Todd (3)              5,000,000        100%
                  13155 Noel Road
                  Suite # 800
                  Dallas, TX 75240

Common Stock      Apex Restaurant Partners,     5,000,000        100%
                  Inc.
                  13155 Noel Road
                  Suite # 800
                  Dallas, TX 75240

Common Stock      All Officers and Directors    5,000,000        100%
                  as a Group
                  (1 person)

(1) Beneficial ownership has been determined in accordance with Rule
13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2) Based upon 5,000,000 shares issued and outstanding.

(3) John J. Todd is the controlling stockholder of Apex Restaurant
Partners, Inc. and may be deemed the beneficial owner of the shares of the Registrant's Common Stock owned by it.

ITEM 5. OTHER EVENTS

     As a result of the transaction as described under Item 1 above, the Registrant's has relocated its offices to 13155 Noel Road, Suite
# 800, Dallas, TX 75240.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

     1.1. Stock Purchase Agreement by and among Dotcom Internet
     Ventures Ltd., Prosperity Partners, Inc. and Apex Restaurant
     Partners, Inc. dated as of June 7, 2002.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROSPERITY PARTNERS, INC.
                                   A Delaware corporation

                                   /s/ John J. Todd
                                   --------------------------------
                                   John J. Todd, President

Date: June 7, 2002

EXHIBIT 1.1

                       STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") is made and entered into on June 7, 2002, by and among APEX RESTAURANT PARTNERS, INC.
and assigns (the "Buyer"), PROSPERITY PARTNERS, INC. ("Prosperity"),
and DOTCOM INTERNET VENTURES LTD. ("Shareholder").

1.   THE ACQUISITION.

1.1 Purchase and Sale Subject to the Terms and Conditions of this
Agreement. At the Closing to be held as provided in Section 2,
Shareholder shall sell five million (5,000,000) shares (the
"Prosperity Shares") of the common stock of Prosperity, which represents 100% of the issued and outstanding common shares in
Prosperity, to the Buyer hereto and the Buyer shall purchase the
Prosperity Shares from Shareholder, free and clear of all
Encumbrances other than restrictions imposed by Federal and State securities laws.

1.2 Purchase Price.  At the Closing, the Buyer shall pay an
aggregate total of $45,000 (the "Purchase Price") in consideration for the Prosperity Shares to Shareholder by wire transfer to an account to be specified by Shareholder.

2.        THE CLOSING.

2.1 Place and Time.  The closing of the sale of the Prosperity
Shares for the Purchase Price (the "Closing") shall take place at
Prosperity's office at 1422 Chestnut Street, Suite 410,
Philadelphia, PA 19102 no later than the close of business
(Philadelphia County Philadelphia time) on or before June 7, 2002 or at such other place, date and time as the parties may agree in writing.

2.2 Deliveries by Shareholder. At the Closing, Shareholder shall deliver the following to the Buyer:

a. Certificates representing the Prosperity Shares, duly endorsed for transfer to the Buyer and accompanied by appropriate stock powers, or Certificates representing the Prosperity Shares reissued in the name of Buyer.

b. The documents contemplated by Section 3.

c. All other documents, instruments and writings required by this
Agreement to be delivered by Shareholder at the Closing and any other documents or records relating to Prosperity's business reasonably requested by the Buyers in connection with this Agreement.

2.3 Deliveries by Buyer. At the Closing, the Buyer shall deliver the following to Shareholder:

a. The Purchase Price by wire transfer to an account to be specified by Shareholder.

b. The documents contemplated by Section 4.

c. All other documents, instruments and writings required by this
Agreement to be delivered by the Buyer at the Closing.

3.   CONDITIONS TO THE BUYER'S OBLIGATIONS.

The obligations of the Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Buyer:

3.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Prosperity Shares or that will require any divestiture as a result of the Buyer's acquisition of the Prosperity Shares or that will require all or any part of the business of Prosperity to be held separate and no litigation or proceedings seeking the issuance of such an
injunction, order or decree or seeking to impose substantial penalties on Prosperity or the Buyer if this Agreement is
consummated shall be pending.

3.2 Representations, Warranties and Agreements.  (a) The
representations and warranties of Shareholder and Prosperity set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b)
Shareholder and Prosperity shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing.

3.3 Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Prosperity Shares shall have been obtained and shall be in full force and effect.

3.4 Resignations of Director.  Effective on the Closing Date, all of
the officers and directors shall have resigned as an officer, director and employee of Prosperity. The Buyer understands that such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

4.   CONDITIONS TO SHAREHOLDER AND PROSPERITY'S OBLIGATIONS.

The obligations of Shareholder and Prosperity to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by
Shareholder and Prosperity:

4.1 No Injunction.  There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Prosperity Shares or that will require any divestiture as a result of the Buyer's acquisition of the Prosperity Shares or that will require all or any part of the business of Prosperity to be held separate and no litigation or proceedings seeking the issuance of such an
injunction, order or decree or seeking to impose substantial penalties on Prosperity or the Buyer if this Agreement is
consummated shall be pending.

4.2 Representations, Warranties and Agreements.  (a) The
representations and warranties of the Buyer set forth in this
Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) the Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

4.3 Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Prosperity Shares shall have been obtained and shall be in full force and effect.

5.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND
     PROSPERITY.

Shareholder and Prosperity each hereby jointly and severally represents and warrants to the Buyer that:

5.1 Authorization. Prosperity is a corporation duly organized, validly existing and in good standing under the laws of the state of
Delaware. This Agreement constitutes a valid and binding obligation of Shareholder and Prosperity, enforceable against it in accordance with its terms.

5.2 Capitalization. The authorized capital stock of Prosperity consists of 100,000,000 authorized shares of common stock, par value
$.0001, and 20,000,000 preferred shares, par value $.0001, of which
5,000,000 common shares and no preferred shares are presently issued and outstanding. As of the Closing Date there will not be
outstanding any warrants, options or other agreements on the part of
Prosperity obligating Prosperity to issue any additional shares of common or preferred stock or any of its securities of any kind.

5.3 Ownership of Prosperity Shares. The delivery of certificates to the Buyer provided in Section 2.2 will result in the Buyer's immediate acquisition of record and beneficial ownership of the
Prosperity Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

5.4 Consents and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, to the best of Shareholder and Prosperity's knowledge and belief no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by
Prosperity or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Prosperity or the consummation of the sale of the Prosperity Shares to the Buyer.

5.5 Financial Statements. Prosperity has delivered to Buyer the balance sheet of Prosperity as of December 31, 2001, and statements of income and changes in financial position for the periods then ended and the period from inception to the period then ended, together with the report thereon of Prosperity's independent accountant (the " Prosperity Partners Statements"). To the best of
Prosperity's knowledge and belief the Prosperity Partners Statements are accurate and complete in accordance with generally accepted accounting principles.

5.6 Litigation. To the best of Shareholder and Prosperity's
knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Prosperity which is likely to have a material adverse effect on the business or
financial condition of Prosperity and its Subsidiaries, taken as whole. To the best of Shareholder and Prosperity's knowledge and belief, Prosperity is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Prosperity.

5.7 Absence of Certain Changes. To the best of Shareholder and
Prosperity's knowledge and belief, since the date of the Prosperity
Partners Statements, Prosperity has not:

a. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Prosperity or made any disposition of any of its material properties or assets other than in the ordinary course of business;

b. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

c. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

d. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

e. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

f. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

g. canceled any material debts or waived any material claims or rights, except in the ordinary course of business;

h. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

i. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

j. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii)
normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

k. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $100,000 in the aggregate;

l. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

m. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

n. entered into any collective bargaining or union contract or agreement; or

o. other than the ordinary course of business, incurred any
liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Prosperity.

5.8. No Material Adverse Change. To the best of Shareholder and
Prosperity's knowledge and belief, since the date of the Prosperity
Partners Statements, there has not been any material adverse change in the business or financial condition of Prosperity.

5.9. Brokers or Finders. Shareholder and Prosperity has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Prosperity Shares to the Buyers.

6.        REPRESENTATIONS AND WARRANTIES OF THE BUYER.

The Buyer represents and warrants to Shareholder and Prosperity that:

6.1 Binding Effect. This Agreement constitutes a valid and binding obligation of the Buyer, enforceable against Buyer in accordance with its terms.

6.2 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Buyer in connection with the execution, delivery and performance of this Agreement by the Buyer or the consummation of the sale of the Prosperity Shares to the Buyer.

6.3 Other Consents. No consent of any Person is required to be obtained by the Buyer to the execution, delivery and performance of this Agreement or the consummation of the sale of the Prosperity
Shares to the Buyer.

6.4 Manner of Sale. At no time was Buyer presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

6.5 Brokers or Finders. The Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Prosperity Shares to the Buyer.

6.6 Purchase for Investment. The Buyer is purchasing the Prosperity
Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.        FILINGS WITH GOVERNMENTAL AUTHORITIES

7.1 Regulatory Matters. Shareholder, Buyer and Prosperity shall (a)
file with applicable regulatory authorities any applications and related documents required to be filed by them in order to
consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.        DEFINITIONS.

As used in this Agreement, the following terms have the meanings specified or referred to in this Section 8.

8.1 "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

8.2 "Code" - The Internal Revenue Code of 1986, as amended.

8.3 "Encumbrances" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

8.4 "Equity Securities" - See Rule 3a-11-1 under the Securities
Exchange Act of 1934.

8.5 "ERISA" - The Employee Retirement Income Security Act of 1974,
as amended.

8.6 "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body
(including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof.

8.7 "Knowledge" - Actual knowledge, after reasonable investigation.

8.8 "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

8.9 "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not
occurred) are held by such Person or one or more of its Subsidiaries.

9.        NOTICES.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or
facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the
appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

(a) If to the Buyer:

Apex Restaurant Partners, Inc.
13155 Noel Road
Suite#800
Dallas, TX 75240
Facsimile: 972-934-5581
Attn: John J. Todd, CEO

(b) If to Prosperity:

Prosperity Partners, Inc.
1422 Chestnut Street, Suite #410
Philadelphia, PA 19102
Facsimile (215) 893-3662
Attn: William Tay, President

(c) If to Shareholder:

Dotcom Internet Ventures Ltd.
1422 Chestnut Street, Suite #410
Philadelphia, PA 19102
Facsimile (215) 893-3662
Attn: William Tay, President

10.       MISCELLANEOUS.

10.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this
Agreement and the performance of its obligations hereunder.

10.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the
interpretation of this agreement.

10.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this
Agreement. Any waiver must be in writing.

10.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

10.6 Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Pennsylvania, without regard to the conflicts of law principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in Philadelphia County, Pennsylvania.

10.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective
successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

IN WITNESS WHEREOF, the corporate parties hereto have caused this
Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"THE BUYER"

APEX RESTAURANT PARTNERS, INC.

/s/ John J. Todd
------------------------------
By: John J. Todd, Chief Executive Officer

"PROSPERITY"

PROSPERITY PARTNERS, INC.
A Delaware Corporation

/s/ William Tay
------------------------------
By: William Tay, President

"SHAREHOLDER"

DOTCOM INTERNET VENTURES LTD.
A Delaware Corporation

/s/ William Tay
------------------------------
By: William Tay, President